KRANESHARES TRUST

KraneShares Zacks New China ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares E Fund China Commercial Paper Hedged ETF

KraneShares FTSE Emerging Markets Plus ETF

(each, a “Fund”)

Supplement dated March 20, 2017 to the currently effective Statement of Additional Information, as each may be supplemented, for each Fund

This supplement provides new and additional information beyond that contained in each currently effective Statement of Additional Information listed above and should be read in conjunction with the Statement of Additional Information.

The following change applies to each Fund’s Statement of Additional Information:

•	The disclosure under the “Appendix A - Proxy Voting Policy” heading is deleted in its entirety and replaced with the following:

Form N-1A requires an investment company to describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities. In connection with this requirement, the Trust’s Board has delegated voting of the Fund’s proxies to Krane Funds Advisors, LLC (“Adviser” or “KFA”), subject to the Board’s oversight. The Board has directed that proxies be voted consistent with the Fund and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted the following as its proxy voting policies and procedures:

Proxy Voting Policies and Procedures

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. KFA will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

Proxy Voting

KFA votes proxies for the securities in the KraneShares Trust, on behalf of each series of the Trust (the “Funds”) for which it has been granted investment authority using the following guidelines to comply with Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that the Adviser:

•	Adopt and implement written policies and procedures reasonably designed to ensure that it votes client securities in the best interest of clients;
•	Disclose to clients how they may obtain information from KFA about how KFA voted proxies for their securities; and

•	Describe KFA’s proxy voting policies and procedures to clients and furnish them with a copy of such policies and procedures on request.

Objective

Where KFA is given responsibility for voting proxies, KFA must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of the Funds, which generally means voting proxies with a view to enhancing the value of the shares of stock held in a Fund’s portfolio.

KFA has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to track the Fund’s proxy votes and the subsequent action the Fund took upon receipt of the vote, and where applicable, the issuer’s management and shareholder recommendations.

General Guidelines

KFA has adopted the following proxy voting guidelines that address the majority of issues currently presented by either management or shareholder proponents. The ultimate goal of the Guidelines is to exercise the rights of shareholders in support of sound corporate governance and ethical responsibility within the companies in which the Fund(s) have invested. Accordingly, the Guidelines seek to promote accountability of corporate management and directors, align the economic interests of management with those of shareholders, and enhance the disclosure of a company’s business and operations. KFA will normally vote proxies in accordance with these guidelines unless it determines that it is in the best economic interests of the Funds and the Fund shareholders to vote contrary to the Guidelines.

•	Generally KFA believes there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that insure such independence.
•	With respect to auditors, KFA believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and KFA will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.
•	With respect to equity based compensation plans, KFA believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, KFA will normally vote against plans that substantially dilute the Fund’s ownership interest in the company or provide participants with excessive awards.
•	With respect to shareholder rights, KFA believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore KFA will normally vote against proposals for supermajority voting rights, against the adoption of “poison pill” plans, and against proposals for different classes of stock with different voting rights.
•	With respect to “social responsibility” issues, KFA believes that matters related to a company’s day to day business operations are primarily the responsibility of management. KFA is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting a company disclose or change certain business practices unless KFA believes the proposal would have a substantial positive economic impact on the company.

Conflicts of Interests

KFA has adopted procedures that are designed to identify conflicts or potential conflicts that could arise between its own interests and those of the Funds. For example, conflicts of interest may arise when:

•	proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with KFA;[1]
•	a proponent of a proxy proposal has a business relationship with KFA; or
•	KFA has business relationships with participants in proxy contests, corporate directors or director candidates.

KFA’s senior management, in coordination with its CCO, are primarily responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. Any person with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the CCO and may be required to recuse him or herself from the proxy voting process. If it is determined that a conflict of interest or potential conflict of interest is material, the CCO will work with appropriate personnel to agree upon a method to resolve such conflict before voting proxies affected by the conflict. It is KFA’s expectation that voting in accordance with the Guidelines should, in most cases, adequately address any possible conflicts of interest.

Special Issues with Voting Foreign Proxies

Although KFA has arrangements with the proxy vendor to vote foreign proxies, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.
•	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. KFA may refrain from voting shares of foreign stocks subject to blocking restrictions where, in KFA’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.
•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.
•	Timeframes between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.
•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.
•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.
•	Lack of a “proxy voting service” by custodians in certain countries.

1.     For this purpose, KFA generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member adviser may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a Fund, KFA may, after weighing the costs and benefits of voting on proxy proposals relating to foreign securities, make the decision not to vote a proxy proposal. Generally, the KFA will abstain from voting proxies of companies listed in China and Hong Kong for the reasons stated above.

KFA will also take into consideration any recommendations provided by the Funds’ administrator when voting proxies. For the avoidance of doubt, it is KFA’s policy to generally abstain from voting proxies as they relate to affiliated entities of KFA’s subadvisors who co-manage the portfolios of the Funds.

Proxy Voting Reporting

Information regarding how KFA, on behalf of the Funds, voted proxies is available on the SEC’s website at http://sec.gov as well as on the KraneShares website (www.kraneshares.com).

KFA must provide the Funds’ Board with a report that describes any significant issues that arose during the year as they relate to voting proxies including any votes that were made inconsistent with KFA’s stated proxy voting policies and procedures. Additionally, on an at least annual basis, any changes to KFA’s proxy voting policies and procedure as they relate to the Funds, must be reported to the Board, which shall review and in its discretion, approve the use of such amended proxy voting policies and procedures.

KFA’s senior management and CCO will meet on at least quarterly basis to review the Company’s proxy voting.

Securities Subject to Lending Arrangements

At the present time, securities lending is not approved for the Funds. However, should there be a change in this position, KFA will adopt appropriate policies and procedures.

Class Actions

KFA does not commit to participate in all class actions that may arise with regard to Fund portfolio securities. Upon receipt of class action information, the COO or CCO will evaluate the costs versus the benefits of participation in the suit for each pertinent Fund. Unless the COO or CCO determines that it would be in the best interest of the Fund, KFA will not participate in the class action on behalf of the Fund. The COO or CCO will either return to the sender any documents inadvertently received by Adviser regarding class actions or forward the documents to the pertinent Fund(s). If a determination is made that the benefits of participating in a class action outweigh the cost of participation, the Adviser will distribute any compensation received pro rata to the investors in the Fund(s) based on the current percentage holdings in the Fund or as otherwise appropriately arranged and disclosed to investors.

Class Action Notices should be forwarded to the CCO upon receipt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.